Exhibit 10.85

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION

AND IS DENOTED HEREIN BY *****

EIGHTH AMENDMENT TO AGREEMENT

THIS EIGHTH AMENDMENT TO AGREEMENT (this “Amendment”) is entered into as of the last date entered on the signature page of this Amendment by and among Charles & Colvard, Ltd. (Formally C3, Inc.) a North Carolina corporation and John M. Bachman, Inc. (“JMB”).

Statement of Purpose

Charles & Colvard, Ltd. and JMB entered into an Agreement dated September 24, 1997 (the “Agreement”) to formalize the terms upon which JMB will cut moissanite gemstones for Charles & Colvard, a First Amendment to the Agreement dated March 23, 1998 (the “First Amendment”), a Second Amendment to the Agreement dated September 28, 1998 (the “Second Amendment”), and a Third Amendment to the Agreement dated June 16, 1999 (the “Third Amendment”), a Fourth Amendment to the Agreement dated October 5, 1999 (the “Fourth Amendment”), a Fifth Amendment to the Agreement dated December 29, 2000 (the “Fifth Amendment”), a Sixth Amendment to the Agreement dated April 9, 2002 (the “Sixth Amendment”), a Seventh Amendment to the Agreement dated March 7, 2005 (the “Seventh Amendment”).

In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Faceting Machines.

JMB currently stores 200 excess custom faceting machines (individually a “Machine” and collectively the “Machines”) which Charles & Colvard, Ltd. owned as described in the Sixth Amendment to Agreement dated April 9, 2002. JMB agreed to repurchase the Machines from Charles & Colvard, Ltd., as referenced in the Seventh Amendment to the Agreement, beginning January 1, 2005 as long as Charles & Colvard, Ltd. monthly production stayed above ***** pieces (excluding the melee program). The original agreed purchase price is $300 per Machine or $60,000 in total as referenced in Section 1 of the Seventh Amendment to the Agreement. The current outstanding balance for the complete purchase of the Machines by JMB as of May 15, 2005 is $39,646.45, as referenced on Exhibit A of this Amendment.

2.	Additional Expansion Funds.

Within 3 business days after the date of this Amendment, Charles & Colvard, Ltd. will advance to JMB by wire transfer per the bank instructions provided by JMB, additional

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION

AND IS DENOTED HEREIN BY *****

expansion funds in the amount of $135,000 (the “Expansion Funds”), which will be utilized by JMB solely to expand its affiliate’s production facility and procure additional equipment and labor as needed to enable JMB and it’s affiliate to satisfy the requested production volumes set out in Section 5 of this Amendment. The entire amount of the Expansion Funds will be advanced against production charges payable by Charles & Colvard, Ltd. and shall be credited against production charges pursuant to Section 3b of this Amendment.

3.	Cutting Charges.

a.	Purchase of Machines.

Charles & Colvard, Ltd. will pay JMB for moissanite gemstone cutting services at rates set forth on Exhibit A of the Seventh Amendment to the Agreement. For cutting services provided by JMB, the amount payable to JMB by Charles & Colvard, Ltd. reflected on “each invoice” will continue to be reduced by 5% until the aggregate amount of such reductions equals the outstanding balance on the purchase of Machines as of May 15, 2005 of $39,646.45 and Charles & Colvard, Ltd. has received full credit against production charges for the amount of the purchased Machines. As indicated in Section 1, Seventh Amendment of the Agreement, for every $300 that the $60,000 (total cost) is reduced, title to one of the Machines will transfer from Charles & Colvard, Ltd. to JMB and upon full payment Charles & Colvard, Ltd. will retain no ownership interest in the Machines. Upon full payment, Charles & Colvard, Ltd. shall execute such further documents as JMB may request to confirm the transfer of title and ownership of the Machines. In all other respects the current payment procedures are hereby confirmed.

b.	Expansion Funds.

Upon full credit received by Charles & Colvard, Ltd. against JMB production charges for the purchase of the Machines as provided in Section 3a of this Amendment, the 5% reduction will continue on “each invoice” and will be applied to the repayment of the Expansion Funds as agreed in Section 2 of this Amendment. Such 5% reduction shall continue until the aggregate amount of such credit against production charges equals the Expansion Funds. In all other respects the ongoing payment procedures are hereby confirmed.

4.	Extension of Term.

The initial term of the Agreement will be extended from the date first set forth in the Agreement through June 30, 2007, however, Charles & Colvard, Ltd. may terminate the Agreement at any time with 90 days prior written notice.

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION

AND IS DENOTED HEREIN BY *****

5.	Production Procedures and Standards.

a.	Provided each inbound shipment of rough to JMB represents a mix of purchase orders at a ratio of ***** the monthly production volumes (finished pieces) “returned” to Charles & Colvard, Ltd, shall be as follows:

June 2005	*	****
July 2005	*	****
August 2005	*	****
September 2005	*	****
October 2005	*	****
November 2005	*	****
December 2005	*	****

If the production schedule as noted above is interrupted and scheduled volumes to be delivered cannot be met, JMB agrees to contact Charles & Colvard, Ltd. via fax, to discuss a plan of action to recoup loss production time. Likewise, if the flow of raw material to JMB is interrupted leading to loss production time such that the production schedule (above) cannot be met, Charles & Colvard, Ltd. will contact JMB, via fax, to discuss an alternative plan to recoup loss production time.

b.	The monthly melee production volume (finished pieces) shall be maintained at a rate of ***** pieces per month, if possible, in addition to the monthly production volumes as outlined in Section 5a of this Amendment. Unless prior agreement exists between both parties, JMB agrees to contact Charles & Colvard, Ltd., via fax, if melee production falls below ***** pieces for 2 consecutive months, to discuss the future of the melee program.

c.	In all other respects the production procedures and standards in the Agreement, as amended, are hereby confirmed.

6.	Confirmation of Agreement.

In all other respects the parties hereto confirm the terms of the Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment and Seventh Amendment. JMB will obtain in writing, and provide to Charles & Colvard, Ltd. the consent of its affiliate to be bound by the terms of this Amendment.

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION

AND IS DENOTED HEREIN BY *****

IN WITNESS WHEREOF, each of the parties has executed and delivered this amendment by its duly authorized officer, as of the date first above written.

Charles & Colvard, Ltd.

By:	/s/ Earl Hines
Name:	Earl Hines
Title:	Senior VP of Manufacturing

Date: 5/18/05

John M. Bachman, Inc.

By:	/s/ John M. Bachman
Name:	John M. Bachman
Title:	President

Date: 5/18/05

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION

AND IS DENOTED HEREIN BY *****

Exhibit A

***** purchase of Faceting Machines 2005

Statement

Machine Reduction

Date Invoice	Invoice No	5% deduction	$60,000.00
1/7/2005	172	$(3,206.04)	$56,793.96
1/20/2005	173	$(2,147.51)	$54,646.45
2/8/2005	174	$(2,500.00)	$52,146.45
2/22/2005	175	$(2,500.00)	$49,646.45
3/4/2005	176	$(2,500.00)	$47,146.45
3/22/2005	177	$(2,500.00)	$44,646.45
4/5/2005	178	NIL	$44,646.45
4/20/2005	179	$(2,500.00)	$42,146.45
5/6/2005	180	$(2,500.00)	$39,646.45